SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2003

KNIGHT TRADING GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

525 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Knight Trading Group, Inc.

Current Report on Form 8-K

Item 7. Financial Statements and Exhibits.

a.	Financial Statements

Not required

b.	Pro forma Financial Information

Not required

c.	Exhibits

Exhibit No.	Description
99.1	Press Release of Knight Trading Group, Inc. issued November 18, 2003.

Item 9. Regulation FD Disclosure

On November 18, 2003, the registrant issued a press release announcing the unanimous election of William L. Bolster to its Board of Directors.

The Press Release is attached hereto as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: November 18, 2003

KNIGHT TRADING GROUP, INC.

By:	/S/ JOHN H. BLUHER

Name: John H. Bluher Title: Executive Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Knight Trading Group, Inc. issued on November 18, 2003.

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